INCOME TAXES - Deferred tax assets (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Deferred tax assets:
Share based compensation	$ 2,288	$ 436
Intangible assets and other	1,984
Research and development credit	136
Net operating losses	113,999	27,550
Total deferred tax assets	118,407	27,986
Valuation allowance	(118,407)	(27,986)
Total deferred tax assets, net of valuation allowance	$ 0	$ 0